Intangible Assets Activity (Detail) (USD $)	Feb. 28, 2015	May 31, 2014	May 31, 2013
Acquisitions [Line Items]
Gross carrying amounts	$ 3,500,000	$ 3,500,000	$ 3,500,000
Accumulated amortization	(831,250)	(568,750)	(218,750)
Total amortizable intangible assets, net	2,668,750	2,931,250	3,281,250
Patents currently not amortized	35,989	35,989	35,989
Carrying value of intangibles, net	$ 2,704,739	$ 2,967,239	$ 3,317,239